Exhibit 99.1

GoFish Increases Revenue Forecast for Fourth Quarter and Year-End 2007

Expected Revenues of Approximately $1.5 Million for Q4

SAN FRANCISCO--(BUSINESS WIRE) -- February 11, 2008 -- GoFish Corporation (OTCBB: GOFH, www.gofishcorp.com), a leading online youth entertainment and media network, increases its previously announced revenue estimate for the fourth quarter and year-ended December 31, 2007.

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For the fourth quarter ended December 31, 2007, the company expects revenue to be approximately $1.5 million: an increase from the company’s projection of $1.1 million to $1.3 million, which it made on December 12, 2007.

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For the year ended December 31, 2007, the company expects revenue to be approximately $2.0 million: an increase from the company’s projection of $1.6 million to $1.8 million, which it made on December 12, 2007.

“During the last month of the fourth quarter, we improved our sales efforts dramatically and executed at a level above our expectations,” says Tabreez Verjee, President of GoFish. “As a result, our revenue was better than we had previously anticipated.”

The company expects to file its complete Form 10-K year-end report by the end of March 2008.

About GoFish Corporation

GoFish Corporation (www.gofishcorp.com) (OTCBB: GOFH), headquartered in San Francisco with offices in Los Angeles and New York, is a leading youth media company specializing in creating, aggregating, distributing and monetizing premium youth content on its owned and operated sites and on a large network of quality youth-focused sites for which GoFish provides exclusive ad sales services. GoFish has been a pioneer in the sale of online content appealing to the hard-to-reach youth market and presently ranks as one of the largest kids/teens opportunity for blue-chip advertisers.

Safe Harbor Statement

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements in this release are generally identified by words, such as “projects,” "believes," "anticipates," "plans," "expects," "will," and "would," and similar expressions that are intended to identify forward-looking statements. Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by forward-looking statements. Investors are cautioned that forward-looking statements are not guarantees of future performance and that undue reliance should not be placed on such statements. Forward looking statements include projections of the Company’s revenues for the fourth quarter 2007 and full fiscal year 2007. Actual events may differ materially from those mentioned in these forward-looking statements because of a number of risks and uncertainties, including, but not limited to: the loss of one or more advertisers could adversely affect the Company’s results of operations; the Company’s failure to develop and sustain long-term relationships with the Company’s publishers or the reduction in traffic of a current publisher in the Company’s network could limit the Company’s ability to generate revenue; the Company’s future financial results, including expected revenues, are unpredictable and difficult to forecast; the Company’s ability to attract advertisers; the risk of the Company losing key personnel; and general economic, business and industry risks and conditions affecting the Company. Additional discussion of these and other factors affecting GoFish’s business and prospects is contained in GoFish’s periodic filings with the Securities and Exchange Commission. The Company undertakes no obligation to publicly update or revise any forward-looking statements or to make any other forward-looking statements, whether as a result of new information, future events or otherwise unless required to do so by the securities laws. Investors are referred to the full discussion of risks and uncertainties associated with forward-looking statements and the discussion of risk factors contained in the Company's filings with the Securities and Exchange Commission. These filings are available on a website maintained by the Securities and Exchange Commission at www.sec.gov.

Contacts

The Investor Relations Group
212-825-3210
Investor Relations:
Michael Crawford
mcrawford@investorrelationsgroup.com
or
Brett Foley
bfoley@investorrelationsgroup.com
or
Emily Hanan
ehanan@investorrelationsgroup.com
or
Media Relations:
Ambrose Aban
aaban@investorrelationsgroup.com
or
Susan Morgenbesser
smorgenbesser@investorrelationsgroup.com